UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

ARMADA HOFFLER PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100 Virginia Beach, Virginia		23462
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 14, 2016, a wholly owned subsidiary of Armada Hoffler Properties, Inc. (the “Company”) completed the previously announced acquisition of a portfolio of the 11 retail properties listed below (the “Portfolio”) for a total purchase price of $170.5 million in cash, which the Company funded with the net proceeds from the recently completed sales of the Oceaneering International and Richmond Tower office buildings and borrowings under the Company’s unsecured revolving credit facility.

Property	Location	Square Feet	Occupancy(1)	Anchor Tenants

Patterson Place	Durham, NC	160,942	99%	Bed Bath & Beyond, PetSmart, Total Wine & More, A.C. Moore

South Square	Durham, NC	109,590	100%	Ross Dress for Less, Petco, Office Depot

Wendover Village	Greensboro, NC	135,758	100%	Bed Bath & Beyond, Golfsmith, T.J. Maxx, Petco, Five Below

Alexander Pointe	Salisbury, NC	57,710	100%	Harris Teeter

Harper Hill Commons	Winston-Salem, NC	96,914	79%	Harris Teeter

North Hampton Market	Taylors, SC	114,935	94%	PetSmart, Hobby Lobby, Dollar Tree

Waynesboro Commons	Waynesboro, VA	52,415	100%	Kroger

Willowbrook Commons	Nashville, TN	93,600	88%	Kroger

Oakland Marketplace	Oakland, TN	64,600	96%	Kroger

Broadmoor Plaza	South Bend, IN	115,059	94%	Kroger, Staples, Jo-Ann Fabrics

Kroger Junction	Pasadena, TX	81,158	78%	Kroger

Total		1,082,681	94%

(1)	As of January 14, 2016

The acquisition of the Portfolio was made pursuant to the Purchase and Sale Agreement dated as of December 3, 2015 and first amendment thereto with an unrelated third party. For additional information regarding the acquisition of the Portfolio, see the Current Report on Form 8-K previously filed by the Company on December 3, 2015.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements of the acquired properties will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than 71 days after the date on which this initial Current Report was required to be filed.

(b) Unaudited Pro Forma Financial Information.

The required pro forma financial statements of the Company will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than 71 days after the date on which this initial Current Report was required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Dated: January 20, 2016	By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Chief Financial Officer and Treasurer